UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2022 (January 17, 2022)

Activision Blizzard, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-15839	95-4803544
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

N/A

(Address of principal executive offices)

Registrant’s telephone number: (310) 255-2000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.000001 par value	ATVI	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On January 18, 2022, Activision Blizzard, Inc., a Delaware corporation (the “Company” or “we”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Microsoft Corporation (“Parent”), a Washington corporation, and Anchorage Merger Sub Inc. (“Merger Sub”), a Delaware corporation and a wholly owned subsidiary of Parent.

The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving as a subsidiary of Parent. Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each of the Company’s issued and outstanding shares of common stock, par value $0.000001 per share (the “Shares”) (other than Shares (i) held by the Company as treasury stock (excluding certain Shares held by a wholly owned subsidiary of the Company, which shares will remain outstanding and unaffected by the Merger), (ii) owned by Parent or Merger Sub, (iii) owned by any direct or indirect wholly owned subsidiary of Parent or Merger Sub or (iv) held by stockholders who have neither voted in favor of adoption of the Merger Agreement nor consented thereto in writing and who have properly and validly exercised their statutory rights of appraisal in respect of such Shares in accordance with Section 262 of the Delaware General Corporation Law, in each case immediately prior to the Effective Time), will be cancelled and automatically converted into the right to receive from Parent $95.00 in cash per Share (the “Merger Consideration”), without interest.

In addition, at the Effective Time:

•	Each option to purchase Shares granted pursuant to the Company’s equity incentive plans (each, a “Company Option”) that (i) is vested as of immediately prior to the Effective Time or (ii) will become vested by its terms at the Effective Time will be cancelled and converted into the right to receive the Merger Consideration for each Share that would have been issuable upon exercise of such option immediately prior to the Effective Time, less the applicable option exercise price and any applicable withholding taxes. In the event that the exercise price per Share under any option is equal to or greater than the Merger Consideration, such option shall be cancelled as of the Effective Time without payment therefor and shall have no further force or effect.

•	Each outstanding award of restricted stock units or performance restricted stock units granted pursuant to the Company’s equity incentive plans (each, a “Company Stock-Based Award”) that (i) is vested as of immediately prior to the Effective Time, (ii) will become vested by its terms at the Effective Time or (iii) is granted to a non-employee member of the Board of the Company (“Company Board”), will, as of the Effective Time, be cancelled and converted into the right to receive the Merger Consideration with respect to each Share subject to such Company Stock-Based Award, less any applicable withholding taxes.

•	Each Company Option that is not cancelled and converted as described above (each, an “Assumed Company Option”) will, as of the Effective Time, be, as determined by Parent (x) assumed by Parent and converted into a nonqualified stock option or (y) converted into a nonqualified stock option granted pursuant to the Parent Stock Plan, in either case, in respect of a number of shares of common stock of Parent equal to the product (rounded down to the nearest whole share) of (i) the number of Shares subject to such Assumed Company Option as of immediately prior to the Effective Time (determined based on target performance levels, as applicable) multiplied by (ii) a fraction (A) the numerator of which is the Merger Consideration and (B) the denominator of which is the Parent Stock Price (i.e., the volume weighted average price per share of common stock of Parent on NASDAQ for the five consecutive trading days ending with the last trading day ending immediately prior to the Closing Date) (such ratio, the “Exchange Ratio”), at an exercise price per share of common stock of Parent equal to (i) the exercise price of such Company Option divided by (ii) the Exchange Ratio (rounded up to the nearest whole cent).

•	Each Company Stock-Based Award that is not cancelled and converted as described above (each, an “Assumed Company Stock-Based Award”) will, as of the Effective Time, be, as determined by Parent (x) assumed by Parent and converted into a stock-based award or (y) converted into a stock-based award pursuant to the Parent Stock Plan, in either case, subject to solely time-based vesting and in respect of a number of shares of common stock of Parent equal to the product (rounded down to the nearest whole share) of (i) the number of Shares subject to such Assumed Company Option as of immediately prior to the Effective Time (determined based on target performance levels, as applicable) multiplied by the Exchange Ratio.

The obligation of the parties to consummate the Merger is subject to customary conditions, including, among others, (i) the approval and adoption of the Merger Agreement by the Company’s stockholders, (ii) the absence of any court order or law prohibiting (or seeking to prohibit) the consummation of the Merger or which imposes or seeks to impose a Burdensome Condition (as defined in the Merger Agreement), (iii) the early termination or expiration of any applicable waiting period or periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (as amended) and specified approvals under certain other antitrust and foreign investment laws without the imposition, individually or in the aggregate, of a Burdensome Condition, (iv) compliance by Parent and the Company in all material respects with their respective obligations under the Merger Agreement, (v) subject to specified exceptions and qualifications for materiality or Company Material Adverse Effect (as defined in the Merger Agreement), the accuracy of representations and warranties made by the Company and Parent, respectively, as of the closing date of the Merger except as would not have a Company Material Adverse Effect, and (vi) no Company Material Adverse Effect having occurred after the execution of the Merger Agreement which is continuing.

The Merger Agreement contains various customary representations, warranties and covenants, including, among others, covenants with respect to the conduct of the Company’s business prior to the Effective Time.

The Company has also agreed not to (a) solicit proposals relating to alternative transactions or (b) enter into discussions or negotiations or provide non-public information in connection with any proposal for an alternative transaction from a third party, subject to certain exceptions to permit the Company Board to comply with its fiduciary obligations. The Company has also agreed to cease and cause to be terminated any existing discussions or negotiations, if any, with regard to alternative transactions. However, subject to satisfaction of certain conditions and under the circumstances specified in the Merger Agreement prior to the adoption of the Merger Agreement by the Company’s stockholders, the Company Board may change its recommendation and may terminate the Merger Agreement in response to a bona fide alternative acquisition proposal that the Company Board determines in good faith constitutes a Superior Proposal (as defined in the Merger Agreement), subject to customary match rights. The Company Board may also change its recommendation in response to an Intervening Event (as defined in the Merger Agreement).

The Merger Agreement also contains customary termination provisions for each of Parent and the Company. Upon termination of the Merger Agreement, (A) the Parent, under specified circumstances, including termination pursuant to an injunction arising from Antitrust Laws when the Company is not then in material breach of any provision of the Merger Agreement, will be required to pay the Company a termination fee of (i) if such termination notice is provided prior to January 18, 2023, an amount equal to $2,000,000,000, (ii) if such termination notice is provided after January 18, 2023, and prior to April 18, 2023, an amount equal to $2,500,000,000 or (iii) if such termination notice is provided at any time after April 18, 2023, an amount equal to $3,000,000,000; and (B) the Company, under specified circumstances, including termination of the Merger Agreement by the Company to accept and enter into a definitive agreement with respect to a Superior Proposal (as defined in the Merger Agreement) or by Parent upon a Company Board Recommendation Change (as defined in the Merger Agreement), will be required to pay Parent a termination fee of $2,270,100,000. The Company Board has unanimously approved and adopted the Merger Agreement and recommended that the Company’s stockholders vote in favor of adoption of the Merger Agreement.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

The Merger Agreement, and the foregoing description of the Merger Agreement, have been included to provide investors and our stockholders with information regarding the terms of the Merger. The assertions embodied in the representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by information in a confidential disclosure letter provided by the Company to Parent in connection with the signing of the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties to the Merger Agreement. Accordingly, the representations and warranties in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts and circumstances about the Company, Parent or Merger Sub at the time they were made or otherwise, and information in the Merger Agreement should be considered in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the U.S. Securities and Exchange Commission (the “SEC”). Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 17, 2022, the Company Board adopted an amendment to the Fourth Amended and Restated Bylaws of the Company (the “Bylaws”), which became effective immediately (the “Bylaws Amendment”). The Bylaws Amendment (i) amended Section 2.13 of Article II of the Bylaws to clarify the timing required for mailing of stockholder notices for the annual meeting of stockholders; (ii) included certain ministerial amendments; and (iii) added a new Article IX to the Bylaws, which provides that, unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for certain legal actions involving the Company will be the Court of Chancery of the State of Delaware. If the Court of Chancery of the State of Delaware lacks jurisdiction over such action or proceeding, the sole and exclusive forum for such action or proceeding shall be another court of the State of Delaware or, if no court of the State of Delaware has jurisdiction, then the United States District Court for the District of Delaware. The Bylaws Amendment also provides that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

The foregoing description of the Bylaws Amendment is not complete and is qualified in its entirety by reference to the Bylaws Amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction and business combination between Microsoft Corporation (“Microsoft”) and Activision Blizzard, Inc. (“Activision Blizzard”), including statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of each company. These forward-looking statements generally are identified by the words “believe,” “project,” “predicts,” “budget,” “forecast,” “continue,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions (or the negative versions of such words or expressions). Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this report, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Activision Blizzard’s business and the price of the common stock of Activision Blizzard, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of Activision Blizzard and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Activision Blizzard’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Activision Blizzard or Microsoft and potential difficulties in Activision Blizzard employee retention as a result of the transaction, (vi) risks related to diverting management’s attention from Activision Blizzard’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against Microsoft or against Activision Blizzard related to the merger agreement or the transaction, (viii) the ability of Microsoft to successfully integrate Activision Blizzard’s operations, product lines, and technology, (ix) the impact of the COVID-19 pandemic on Activision Blizzard’s business and general economic conditions, (x) restrictions during the pendency of the proposed transaction that may impact Activision Blizzard’s ability to pursue certain business opportunities or strategic transactions and (xi) the ability of Microsoft to implement its plans, forecasts, and other expectations with respect to Activision Blizzard’s business after the completion of the proposed merger and realize additional opportunities for growth and innovation. In addition, please refer to the documents that Microsoft and Activision Blizzard file with the Securities and Exchange Commission on Forms 10-K, 10-Q and 8-K. These filings identify and address other important risks and uncertainties that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this report. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Microsoft and Activision Blizzard assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

In connection with the transaction, Activision Blizzard will file relevant materials with the SEC, including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Activision Blizzard will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF ACTIVISION BLIZZARD ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ACTIVISION BLIZZARD WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ACTIVISION BLIZZARD AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Activision Blizzard with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Activision Blizzard’s website (https://investor.Activision.com) or by writing to Activision Blizzard, Investor Relations, 3100 Ocean Park Boulevard, Santa Monica, California, 90405.

Activision Blizzard and certain of its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Activision Blizzard’s stockholders with respect to the transaction. Information about Activision Blizzard’s directors and executive officers and their ownership of Activision Blizzard’s common stock is set forth in Activision Blizzard’s proxy statement on Schedule 14A filed with the SEC on April 30, 2021 as amended on May 3, 2021. To the extent that holdings of Activision Blizzard’s securities have changed since the amounts printed in Activision Blizzard’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the identity of the participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of January 18, 2022, by and among Microsoft Corporation, Anchorage Merger Sub Inc. and Activision Blizzard, Inc.

3.1	Fifth Amended and Restated Bylaws of Activision Blizzard, Inc., as amended effective as of January 17, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2022

Activision Blizzard, Inc.

By:	/s/ Frances Townsend
Name:	Frances Townsend
Title:	Executive Vice President, Corporate Affairs, Corporate Secretary and Chief Compliance Officer